Iomega Corporation Business Update

Werner Heid, President and Chief Executive Officer

Tom Kampfer, Executive Vice President, Business Solutions and Acting Chief Financial Officer

Sean Burke, Executive Vice President, Consumer Solutions and Operations

November 29, 2004

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Cautionary Note About Forward-Looking Statements

The statements contained in this presentation regarding the Company's 2004 restructuring actions and expected charges and cost savings; strategic focus, goals and competitive advantage; goals for Sourced Branded products; goals for the NAS business; REV products and priorities; REV target market estimates (units/revenue); REV and other product release dates; corporate goals; plans to create a sustainable competitive advantage; future products; and all other statements that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based upon information available to Iomega as of the date hereof, and Iomega disclaims any intention or obligation to update any such forward looking statements. Actual results could differ materially from the current expectations.

Factors that could cause or contribute to such differences include the level of market acceptance of and demand for the Company's products; difficulties in implementing the 2004 restructuring actions; the Company's success in timely producing and marketing its products; unforeseen technical or manufacturing challenges with REV products; less than expected REV product sales; any increase in the revenue decline on the Zip product line; competitive pricing pressures or a lack of significant market or OEM acceptance with respect to any of the Company's new products; the Company's inability to maintain cost efficiencies and stringent quality assurance standards; availability of critical product components; the failure or delay of any sole source supplier; products and technology obsolescence; manufacturing and inventory issues; management turnover; intellectual property rights; competition; litigation; general economic and/or industry-specific conditions; and the other risks and uncertainties identified in the reports filed from time to time by Iomega with the U.S. Securities and Exchange Commission, including Iomega's most recent Form 10-Q and Annual Report on Form 10-K. All references to Gigabyte or "GB" mean one GB = 1,000,000,000 bytes. All references herein to a REV disk capacity of 90GB represent compressed capacity assuming 2.6:1 data compression with "high" compression on Iomega Automatic Backup Pro software. Compressed capacity may vary since compression is data and software dependent.

Income Statement– Selected Items

	Q3 04	Q3 03	Q2 04
Net Revenue	**$77.3**	**$91.0**	**$77.6**
Gross Margin	**11.8***	**18.2**	**14.8**
GM %	15%	20%	19%
Total Op. Expense	**30.9**	**40.8**	**30.9**
Operating Expense %	40%	45%	40%
Operating Loss	**(19.1)**	**(22.6)**	**(16.1)**
Other Inc/(Exp), Net	2.4	0.5	(0.2)
Net Loss	**($15.9)**	**($13.1)**	**($19.8)**
Restructuring Charges	$2.3	$7.0	$0.2

* Includes $4.6 million of DCT impairment and other charges

- Cash/short term investment balance, as of the end of Q3, was $119 million
- Revenue decline reflects continued decline in the Zip and Optical business, partially offset by sales of the new REV products and our other Sourced Branded products
- Operating losses driven primarily by declining Zip revenue, continued investment into our REV products, DCT impairment charges, and restructuring charges

Restructuring Summary

Third Quarter 2004 Restructuring:

- In July 2004, Iomega announced plans to realign its cost structure to meet future business direction and expected revenue streams. Restructuring was announced on September 23, 2004.
- Driven by the decision not to launch DCT-based products and the objective to build a profitable business around the new REV™ products and other product lines, while managing the decline of Zip revenue.
- Reduced workforce by 147 positions or 25%; estimated cost and expense savings of $30 million to $35 million compared to annualized 2004 run rates.
- Announced expected restructuring and DCT impairment and other charges of $5-7 million and $4-6 million, respectively.

Update - DCT Licensing Project

- Transaction Closed November 5, 2004 with undisclosed third party licensee

- Basic Terms of License:
  - License relates to DCT-related intellectual property
  - Licensee paid $10.5 million cash payment to Iomega on Nov. 5
  - An additional $3.5 million cash payment is owed, based on the Licensee's date of product commercialization
  - Royalties are further owed to Iomega on Products utilizing the IP

Iomega Mission

Be the leading and trusted provider of storage solutions to enable individuals, families and small offices to reliably store, manage, preserve and access their data, digital entertainment, and memories.

- Simply, safely, affordably, anytime, anywhere -

Iomega Strategic Focus and Goals

- **Develop a leading position for innovative consumer storage solutions to manage and preserve digital content at home**
  - Improve margins and grow consumer and desktop storage product line
  - Develop a leading position for consumer storage appliances in the networked home
  - Establish REV™ products as the leading high capacity removable storage solution for home back-up & archiving
- **Become a leading provider of home office and small office storage solutions to manage and retain their digital assets**
  - Establish REV products as the leading high capacity removable storage solution for small business back-up
  - Become the leading provider of network storage solutions for small offices
- **Establish strong position in key markets and with key channel partners**
  - Focus on Top 10 geographies worldwide
  - Become a preferred partner for big box retailers and catalogues
  - Create loyal base of vertical-focused VAR and Systems Integrators for SOHO solutions

How Iomega Intends To Create A Sustainable Competitive Advantage

- **Focus on "Customer is Boss"**
  - Consumer and SOHO needs and behavior focused market intelligence
  - Customer delight from innovative, intuitive solutions, differentiated on historic Iomega brand attributes – ease-of-use, reliability
  - Customer choice through broad product portfolio
  - Customer buying convenience through broad coverage of high quality channels
  - Consistent, benefit based, differentiated brand execution
- **State-of-the art, timely and cost effective solution development**
  - Rapid product generation ability to ensure speed to market
  - Cross business technology platforms (appliance architectures, S/W, GUIs)
  - Strategic alliances (Storage, Networking, S/W, Home entertainment) to provide state-of-the art, high quality solutions
- **Operational efficiency**
  - Closed-loop, timely supply/demand process
  - Rapid response, world-class supply chain
  - Among the best, competitive cost structure

iomega
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Complete Family of Storage Solutions



Archive Files With Unlimited Storage
REV™
NEW
Burn Music & Copy CDs
CD-RW
Access Storage Anywhere
iSTORAGE™
iomega iStorage
Store & Protect Files
ZIP®
Take Files Anywhere
MINI / MICRO MINI™
Create & Store Videos
DVD
Save & Store Small Files
FLOPPY
Back Up Instantly
HDD
Manage Network Storage
NAS

Iomega Software Strategy


Critical
Data

iomega Solutions Suite™ SOFTWARE



Iomega Storage Devices

- The strategic link between our customers' digital content and Iomega's storage devices
- Delivers total solutions and <u>real</u> customer value at POS and during use
- Enables lower in-box and customer satisfaction costs
- An opportunity for licensing and brand awareness generation

Iomega Software Overview

Active Disk



- **Plug** into any USB port
- **Download** any of the 50+ Active Disk titles
- **Run** files and applications directly from Iomega® drive



- Active Disk 4.1 (available 1/05) allows users to install multiple titles one drive.



Iomega Automatic Backup

- Touchfree automatic backup for file, folder and system back-up
- Full Image disaster recovery
- Simple, easy, powerful

Hotburn Pro

- Create custom music and data CDs/DVDs
- Customized jewel case and label creation
- Supported Products: Iomega Optical Drives

DVD Wizard

- Takes the guesswork out of burning a DVD/CD
  - Supported Products: Quick Touch/Super DVD

Consumer Solutions – Product Categories





- Ext. Hard Drives
- Mini Hard Drives
- Network Hard Drives
- DVD Optical Drives
- CDRW Optical drives
- USB Flash Drives
- Zip® Drives and Media
- Floppy Drives
- Software Solutions








Full-breadth consumer device and software solutions!

Year-over-Year Growth

- **Hard Drives:** +184% unit growth (Sell-Thru YTD AWRR vs. '03)
  #3 Market Share (US Distribution)
- **DVD:** #1 Market Share (US distribution)
  +287% unit growth (Sell-Thru YTD AWRR vs. '03)
- **Mini:** +311% unit growth (Sell-Thru YTD AWRR vs. '03)
- **CDRW:** #1 Market Share (US Distribution)
  +10% unit growth (Sell-Thru YTD AWRR vs. '03)
- **Floppy:** +262% unit growth (Sell-Thru YTD AWRR vs. '03)

Consumer Solutions Business Update

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- Our Sourced Branded products business has experienced consistent year over year revenue growth but with continued margin pressures.
- Maintained a strong market position:
  - Iomega external CD R/W and DVD-R/W market shares are No. 1 in U.S. distribution channel.
  - Iomega external HDD market share is No. 3 in U.S. distribution channel.

Key accomplishments/objectives:

- During Q3, we refreshed our entire external HDD and Super DVD lines with a new consistent industrial design across the product portfolio, new interfaces, and double-layer DVD support.
- In Q3, we began to implement our "regional box build" assembly process with the goal to achieve higher velocity, shorter cash-to-cash cycle and improved forecasting and planning.

Goals:

- Improve Sourced Branded gross margins by capitalizing on supply chain & fixed overhead improvements, reduction of variable costs and a balanced channel pricing strategy
- Grow consumer business through better differentiation and broader higher margin appliance portfolio

Consumer Storage Appliances



Media Server Concept (2005)*



Network HDD/REV
Combo Concept (Q2'05)*



Home NAS



QuikTouch ™ DVD



Network HDD

*Future products

The easy way to reliably store, preserve & share your digital content

Home Storage Vision



Information Sources: Digital Cameras / Mobile Phones / Cars / PC / DVD's / CD's / PVRs/PCs
Modem/ Router
Communications Hub
Capture, Centralize, Organize
Protect & Archive
Stream, Access, Share
Archive
Internet: IP Driven VPN
Remote Access
Internet Share
Online Storage
Intelligent Home Storage Appliance*
Primary Storage
Expandable / Redundant
Movies, Photos, Music
Data, Files

*Potential future products

Business Storage Solutions



NAS 400m Series



NAS 300m Series



NAS 200D/REV Combo (Q1 2005)*



REV Autoloader 1000 (Q4 2004)*



NAS 200D



iomega

Network HDD/REV Combo Concept (Q2 2005)*



REV™



NAS 100D

*Future products

The seamless way to reliably store, securely preserve and access your digital assets & records

NAS Business Update

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NAS Strategy:

- During fourth quarter 2003, we refocused our NAS efforts on the entry-level and low-end of the market where we could leverage all of the core strengths of Iomega: our brand, our sales and marketing resources, our global supply chain, and our strong catalog and SMB reseller programs.

Benefits/Accomplishments of Revised Strategy:

- During Q2 and Q3, we achieved a breakeven to positive PPM, delivering on our goal of being at break-even or better at the PPM level by the second half of 2004.
- During Q2, we introduced the NAS 200d series at CeBIT America in May, where it was an award finalist in the Enterprise Storage segment.
- During Q3, we announced the NAS 100d, a break-through small business, SOHO, and consumer device offering networked storage and wireless capabilities for the management of data and multimedia content.

Goals for NAS:

- Continue to leverage Iomega's brand, channel and small medium business equity to achieve growth.
- Realize benefits of our efficient NAS business cost structure and exciting new products targeted to the SMB and SOHO markets.
- NAS and REV™ products are highly synergistic in the catalog and VAR channels allowing us to drive more frequent communication with a broader product offering and with the continuing opportunity to leverage costs to those channels.

Iomega REV™ Drives & Disks

Speed and ease of use of a hard drive with the removability and portability of tape.

- **Random Access versus Linear Performance**
  - Back-up and archive up to eight times faster
  - File access time thousands of times faster
  - Easy to use, drag & drop functionality
- **Superior Durability and Similar Reliability**
  - Cartridge life (# of passes) up to 100X more
  - Hard bit error rates similar
  - Mean Time Between Failure (MTBF) similar
- **Lower Total Cost of Ownership**
  - Drive cost up to 40% less
  - Media priced in line with the value afforded by superior performance and durability



Note: All comparisons based on Travan and DDS tape

Potential Markets for REV™



Server/PC Attached Backup/Archiving
Traditional Tape Replacement
High End Workstation Support
Autoloader
Medical Imaging Data Storage
Professional Broadcasting
Video Surveillance
Server Back-up
Mobile Solutions

REV™ Target Market Estimates

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Target Markets	2005 Units (K)	2005 Revenue ($M)	2006 Units (K)	2006 Revenue ($M)	2007 Units (K)	2007 Revenue ($M)	2005-7 CAGR Units
Tape Drive Replacement [1]							
Entry Level	151	$ 33	122	$ 27	103	$ 23	-17.4%
Low-end	1,091	$ 238	1,014	$ 221	939	$ 205	-7.3%
Media	9,937	$ 354	9,082	$ 323	8,334	$ 297	-8.4%
Tape Automation [2]							
Low-end	35	$ 48	33	$ 46	32	$ 44	-4.1%
Media	346	$ 12	328	$ 12	318	$ 11	-4.1%
Video Surveillance [3]							
Analog	454	$ 307	389	$ 263	302	$ 204	-18.4%
Digital	756	$ 511	1015	$ 686	1318	$ 891	32.0%
Media	9,680	$ 345	11,232	$ 400	12,960	$ 462	15.7%
Professional Video [4]							
Camcorders	39	$ 8	42	$ 9	46	$ 10	8.5%
Digital VTR	111	$ 24	117	$ 26	122	$ 27	4.9%
Video Servers [5]	16	$ 3	21	$ 5	29	$ 6	34.6%
Media [6]	40,000	$ 1,425	43,373	$ 1,545	47,470	$ 1,691	8.9%
Market Totals							
Drives	2,653	$ 1,174	2,752	$ 1,282	2,891	$ 1,410	4.4%
Media	59,963	$ 2,136	64,015	$ 2,280	69,082	$ 2,460	7.3%

Iomega Installed Base

Zip 55 million drives
300 million media

JAZ 2.9 million drives
5.0 million media

[1] Source: IDC, "Worldwide Tape Drive 2004-2008 Forecast and Analysis", Report #32046, Tables 11-12; October 2004
Entry: Taiwan, SLR Low-end: DDS, DAT72, SLR 50-140, AIT-1, AIT-2, VS80/160, VXA
Media: Tie Rate is 8:1 for first 12 months based on "REV Early Buyer Survey", Techwise Research, September 2004

[2] Source: IDC, "Worldwide Tape Automation 2004-2008 Forecast and Analysis", Report #31277, Tables 3-4; May 2004
Low-end: DDS, DLTVS, AIT-1, AIT-2, VXA
Media: Tie Rate is 10:1 based on Iomega REV Autoloader 1000 capacity

[3] Source: Freeman, "2003 Worldwide CCTV & Digital Surveillance Market", Tables TV-F-35, 11; 2003
Analog: Tape-based systems Digital: Hard drive-based systems
Media: Tie Rate is 8:1 based on Iomega REV Microloader capacity

[4] Source: OEM/Industry Sources, October 2004
Camcorders: Built-in acquisition media Digital VTR: Tape or HDD based content management or editing systems

[5] Source: Frost & Sullivan, "Video Server Report, 2001-2008"
Video Servers: Systems for content management & distribution of video data

[6] Source: OEM/Industry Sources, October 2004
Media: 2005 estimate: 40 million units of media for use in all camcorders, VTRs, & video servers sold into the professional broadcast market

REV™ Introduction

- REV products represent a significant growth engine for Iomega
- World-wide launch on April 12, 2004
- Compatibility with leading backup/archive software applications at introduction
  - CommVault Systems, Computer Associates, Dantz, Symantec, VERITAS, and Yosemite Technologies
- Suggested end-user pricing:

– USB and Firewire Drive	$399.99 (including 1 REV disk)
– ATAPI	$379.99 (including 1 REV disk)
– SCSI Drive	$499.99 (external), $449.99 (internal) (including 1 REV disk)
– REV Disk	$59.99 single pack/$199.99 four pack

- Initial go to market focus – targeting tape resellers and end-users:
  - Distributors
  - Catalogs
  - VARs
  - Systems Integrators
  - On-line Vendors
  - Iomega Direct website
  - Specialty Electronics/Computer products retailers

REV™ Early Highlights

- **Sales Performance:**

	Q2	Q3
Drive Qty	21K	27K
Media Qty	85K	123K
Revenue	$7.5 Mil	$10.3 Mil

- **REV Drive Usage:**
  - Early customer registration feedback suggests that REV drives are addressing the targeted markets and are being purchased for their intended use. For example:
    - 82% of REV drives are being used in a business setting,
    - 88% of those are being purchased by companies with less than 100 employees, suggesting that the REV system's value proposition is resonating with small sized businesses,
    - 66% of REV drive users are using their systems for backup and long term archiving,
    - 40% of our early buyers purchased REV drives to replace their existing tape back up systems and 26% replaced an optical system.

REV™ Product Awards

- CeBIT America 2004 Best of Show
- PC Magazine – Editor's Choice
- PC Magazine – 5-Star Rating
- American Photo Editor's Choice
- PC World – 4-Star Rating
- Australian PC World – 4.5 Star Rating
- SA Computer Magazine – Editor's Choice (S. Africa)
- SA Computer Magazine – 5-Star Rating (S. Africa)
- Custom PC Magazine Stamp of Approval Award (UK)
- PC Home Seal of Quality Award (UK)
- PC Plus – 9-Star Rating (EU)
- Business Info Editor's Choice (UK)
- PC Pro Recommended (EU)
- Byte Recommended Product Award (Spain)
- The Independent – 5-Star Rating (UK)

REV™ Integration Strategy



100d: REV compatibility (Q1 2005)*



200d: REV integrated (Q1 2005)*



REV Technology provides an excellent platform to build on…



MicroLoader 800 (8 cart)*



Autoloader 1000 (10 cart) (Q4 2004)*

*Future products

REV™ Autoloader 1000 Enterprise Bundle

- 1 Drive/10 Cartridge Autoloader
  - Bundled with:
    - CA BrightStor ARCServe 11.1 (Standard Edition) + Disaster Recovery Option
    - 1 cartridge
    - SCSI terminator
  - MAP – $2199
- Options & Accessories
  - Bar Code Reader + labels
    - MAP $699
  - Remote Management Unit
    - MAP $399
  - Rack Mount Kit
    - MAP $149
- Shipping Q4 2004



2005 Corporate Goals

Our primary corporate goals are to aggressively ramp profitable new product sales, especially REV, with the overarching goal of returning the Iomega to profitability

Specific Goals:

1. Finalize alignment of Iomega's cost structure with future business direction and expected revenue.
2. Improve Sourced Branded business gross margin and accelerate profitable growth …
   - by capitalizing on supply chain & fixed overhead improvements, reduction of variable costs and a balanced channel pricing strategy
   - through better differentiation and broader higher margin appliance portfolio
3. Aggressively grow REV™ product sales
   - accelerate awareness and penetration of REV products in the reseller, catalog, system integrator channels
   - leverage REV channel success to drive OEM CTO adoption
   - drive proliferation of REV technology in vertical applications
4. Continue the positive momentum of our network storage systems.
5. Continue to manage our Zip® business for cash flow

Thank You

iomega

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